Exhibit 10.1
COMMITMENT INCREASE AGREEMENT

July 10, 2025

JPMorgan Chase Bank, N.A. as Administrative Agent
(the “Administrative Agent”) for the Lenders party to the
Credit Agreement referred to below

4041 Ogletown Stanton Road, Floor 2
Newark, DE 19713
Attention: Loan & Agency Services Group – Joseph Farley
Email: joseph.farley@chase.com
Phone: 302-634-3385

Ladies and Gentlemen:

We refer to the $935,000,000 Senior Secured Revolving Credit Agreement dated as of March 21, 2014 (as amended, modified or supplemented from time to time and giving effect to prior Commitment increases to date, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among Carlyle Secured Lending, Inc. (the “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders. You have advised us that the Borrower has notified the Administrative Agent in a letter dated as of July 10, 2025 (the “Increase Notice”) from the Borrower to the Administrative Agent that the aggregate amount of the Multicurrency Commitments be increased by an amount equal to $25,000,000 (together, the “Commitment Increase”), for a total facility size of $960,000,000, on the terms and subject to the conditions set forth in this Commitment Increase Agreement (the “Commitment Increase Agreement”) and the Credit Agreement.

A.    Commitment Increase. Pursuant to Section 2.08(e) of the Credit Agreement, the Increasing Lender set forth on Schedule I hereto under the heading “Increasing Lender” hereby agrees to increase its existing Multicurrency Commitment by the amount set forth in Schedule I hereto, such additional Multicurrency Commitment to be effective as of July 10, 2025 (the “Commitment Increase Date”); provided that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower, dated the Commitment Increase Date, in substantially the form of Exhibit I hereto and the Increasing Lender shall have received its upfront fee set forth in the Increase Notice.

B.    Confirmation of Increasing Lender. The Increasing Lender agrees that from and after the Commitment Increase Date, its additional commitment set forth in Schedule I hereto shall be included in its Commitment and be governed for all purposes by the Credit Agreement and the other Loan Documents.

[Signature Page to Officer’s Certificate]

C.    Counterparts. This Commitment Increase Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Commitment Increase Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

D.    Governing Law. This Commitment Increase Agreement shall be construed in accordance with and governed by the law of the State of New York.

[Signature pages follow]

Very truly yours,

INCREASING LENDER

BANK OF AMERICA, N.A.

By:____________________________________
    Name:
    Title:

Accepted and agreed:

CARLYLE SECURED LENDING, INC.

By:____________________________________
    Name:
    Title:

Acknowledged, Consented to and Accepted:
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:____________________________________
    Name:
    Title:

SCHEDULE I

Increasing Lender	Commitment Increase
Bank of America, N.A.	$25,000,000 (Multicurrency)

EXHIBIT I

FORM OF OFFICER’S CERTIFICATE

July 10, 2025

JPMorgan Chase Bank, N.A. as Administrative Agent
(the “Administrative Agent”) for the Lenders party to the
Credit Agreement referred to below

4041 Ogletown Stanton Road, Floor 2
Newark, DE 19713
Attention: Loan & Agency Services Group – Joseph Farley
Email: joseph.farley@chase.com
Phone: 302-634-3385

Ladies and Gentlemen:

On behalf of Carlyle Secured Lending, Inc. (the “Borrower”), I, Tom Hennigan, Chief Financial Officer of the Borrower, refer to the $935,000,000 Senior Secured Revolving Credit Agreement dated as of March 21, 2014 (as amended, modified or supplemented from time to time and giving effect to prior Commitment increases to date, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among the Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders. I also refer to the letter dated as of July 10, 2025 (the “Increase Notice”) from the Borrower to the Administrative Agent, informing the Administrative Agent that the aggregate amount of the Multicurrency Commitments will be increased by an amount equal to $25,000,000, for a total facility size of $960,000,000, on the Commitment Increase Date (as defined in the Increase Notice).

With respect to the Increase Notice, I hereby certify in my capacity as an authorized officer of the Borrower that each of the conditions to the related Commitment Increase set forth in Sections 2.08(e)(i) of the Credit Agreement have been satisfied as of the date hereof.

[Signature page follows]

Very truly yours,

___________________________
Name:
Title: